Exhibit 99.5

WARRANT TO PURCHASE COMMON STOCK

Number of Shares:
 ________ shares[1]   Each holder of Series A Preferred will be entitled to purchase 71.43 common shares for each $1,000 in aggregate liquidation value attributable to the shares of Series A Preferred held by such holder, disregarding fractional shares

Warrant Price:	$8.00 per share
Issuance Date:	March ____, 2005
Expiration Date:	March ____, 2013

1 Each holder of Series A Preferred will be entitled to purchase 71.43 common shares for each $1,000 in aggregate liquidiation value attributable to the shares of Series A Preferred held by such holder, disregarding fractional shares.

FOR VALUE RECEIVED, _____________________ or its registered assigns (hereinafter called the “Holder”) is entitled to purchase from Franklin Covey Co., a Utah corporation (the “Company”), the above referenced number of shares of the Company’s Common Stock (the “Common Stock”), at the Warrant Price referenced above, all subject to adjustment from time to time as described herein. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions contained herein. This Warrant is issued pursuant to the terms of that certain Preferred Stock Amendment and Warrant Issuance Agreement dated as of November 29, 2004 (the “Amendment Agreement”).

I.  TERM AND EXERCISE

1.1  Term. This Warrant is exercisable in whole or in part (but not as to any fractional share of Common Stock), from time to time, at any time after the first anniversary of the Issuance Date and prior to 5:00 p.m. on the Expiration Date set forth above, provided, that prior to the commencement of such period the Company shall have caused a registration statement covering the issuance of the shares of Common Stock issuable upon exercise of this Warrant to have become or declared effective by the Securities and Exchange Commission and during such period such registration statement shall have remained continuously effective.

1.2  Procedure for Exercise of Warrant.

(a)  The Holder may exercise this Warrant by delivering the following to the principal office of the Company in accordance with Section 4.1 hereof: (i) a duly executed Notice of Exercise in substantially the form attached as Exhibit A and (ii) this Warrant. If the Notice of Exercise delivered to the Company indicates that the Holder has elected to exercise this Warrant by paying the exercise price in cash, and if the Fair Market Value (as defined in Section 1.2(b)) is greater than the Warrant Price as of the day of exercise, then the Company may elect to require the Holder to exercise this Warrant using the net exercise method set forth in Section 1.2(b) if the Company provides written notice to the Holder (in accordance with Section 4.1) within five business days following its receipt of the Notice of Exercise (a “Company Net Exercise Election”). If the Holder has elected to pay the exercise price of this Warrant in cash and the Company fails to make a timely Company Net Exercise Election, the Holder may, after such fifth business day, deliver payment of the Warrant Price in cash, certified or official bank check payable to the order of the Company, or wire transfer of funds to the Company’s account (or any combination of any of the foregoing) in the amount of the Warrant Price for each share being purchased.

(b)  If the Fair Market Value is greater than the Warrant Price as of the day of exercise, the Holder may elect to receive, or if the Company makes a Company Net Exercise Election, the Holder will receive, without the payment by the Holder of any additional consideration and subject to the provisions of Section 1.2(c), shares of Common Stock equal to the value of the “spread” on the shares (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company in accordance with Section 4.1, together with the Notice of Exercise, in which event the Company shall issue to the Holder hereof a number of shares of Common Stock computed using the following formula:

X =	Y x (FMV - WP)
FMV

    Where:

X	=	the number of shares of Common Stock to be Issued to the Holder pursuant to this net exercise
Y	=	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, that portion of the Warrant requested to be exercised
FMV	=	the Fair Market Value (as of the date of such calculation) of one share of Common Stock
WP	=	the Warrant Price (as adjusted as of the date of such calculation)

For purposes of this Warrant, the “Fair Market Value” of one share of the Common Stock as of a particular date shall be determined as follows: (i) if traded on a national securities exchange or through the Nasdaq Stock Market, the Fair Market Value shall be deemed to be the volume weighted average trading price of the Common Stock on such exchange for the most recent five trading days immediately prior to the date of exercise indicated in the Notice of Exercise; (ii) if traded over-the-counter only and not on the Nasdaq Stock Market, the Fair Market Value shall be deemed to be the average of the closing bid and asked prices over the most recent five trading days immediately prior to the date of exercise indicated in the Notice of Exercise; and (iii) if there is no active public market, the Fair Market Value shall be the fair market value of the Common Stock as of the date of exercise, as determined in good faith by the Board of Directors of the Company; provided, that any such five trading day period referenced above shall be extended by the number of trading days during such period on which trading in the Company’s Common Stock is suspended by, or not traded on, the securities exchange, Nasdaq Stock Market or over-the-counter market on which the Common Stock is then listed or traded.

(c)  If either the Holder or the Company elects that this Warrant will be exercised using the net exercise method set forth in Section 1.2(b), then the Company, at its option, may further elect, in connection with such net exercise, to (i) issue to the Holder the number of shares of Common Stock that would be issuable pursuant to Section 1.2(b) or (ii) pay to the Holder a cash amount equal to the Fair Market Value of the number of shares of Common Stock that otherwise would be issuable pursuant to Section 1.2(b) (the “Cash Spread”).

1.3  Effective Date of Exercise; Delivery of Certificate.

(a)  In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or such other name or names as may be designated by the Holder if otherwise permitted under this Warrant, together with any other securities or other property which the Holder is entitled to receive upon exercise of this Warrant (including, without limitation, the Cash Spread if the Company has elected to pay to the Holder the Cash Spread pursuant to Section 1.2(c)), shall be delivered to the Holder hereof, at the Company’s expense, within a reasonable time after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired or has been exercised in full, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof.

(b)  The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price was received by the Company, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is on a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

1.4  Fractional Shares. This Warrant may not be exercised for fractional shares, and no fractional share of any class or series of the Company’s capital stock shall be issued upon exercise of the Warrant.

II.  ADJUSTMENTS

2.1  Subdivision or Combination of Shares. In case the Company shall at any time subdivide its outstanding Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares obtainable upon exercise of this Warrant shall be proportionately increased. Conversely, in case the outstanding Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased and the number of shares obtainable upon exercise of this Warrant shall be proportionately decreased.

2.2  Dividends in Common Stock, Other Stock or Property. If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor:

(a)  Common Stock, options (other than options to which Section 2.4 is applicable) or any shares or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

(b)  any cash paid or payable other than as a regular cash dividend; or

(c)  Common Stock or additional shares or other securities or property (including cash) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (other than Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 2.1 above) and additional shares, other securities or property issued in connection with a Change (as defined below) (which shall be covered by the terms of Section 2.3 below), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (b) above and this clause (c)) which such Holder would hold on the date of such exercise had such Holder been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

2.3  Reorganization, Reclassification, Consolidation, Merger and Sale. If any recapitalization, reclassification or reorganization of the share capital of the Company, or any consolidation or merger of the Company with another corporation or other entity, or the sale of all or substantially all of its shares and/or assets or other transaction (including, without limitation, a sale of substantially all of its assets followed by a liquidation) shall be effected in such a way that holders of Common Stock shall be entitled to receive shares, securities or other assets or property (a “Change”), then, as a condition of such Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares, securities or other assets or property as may be issued or payable with respect to or in exchange for the number of shares of outstanding Common Stock which such Holder would have been entitled to receive had such Holder exercised this Warrant immediately prior to the consummation of such Change. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to give effect to the adjustments provided for in this Article II including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.3 shall similarly apply to successive Changes. The Company will not effect any Change unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such Change shall assume by written instrument the obligation to deliver to such Holder such shares of stock, securities or assets, other than cash, as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

2.4  Rights Offering. If, at any time or from time to time prior to the full exercise of this Warrant, the Company shall offer to all holders of Common Stock any rights, options or warrants to acquire additional shares of capital stock of the Company, then the Holder will be entitled to receive such rights, options or warrants on the same terms they are offered to all holders of Common Stock as if the Holder had exercised this Warrant in full immediately prior to the record date for the offering of such rights, options or warrants.

2.5 Notice of Adjustment. Upon any adjustment of the Warrant Price, then and in each such case the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of shares obtainable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

2.6 Other Notices. In case at any time:

(a)  the Company shall declare any cash dividend or distribution to which Section 2.2 would be applicable;

(b)  the Company shall authorize the granting or issuance to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or other rights;

(c)  the Company obtains knowledge of any offer to purchase (including any tender offer) any shares of any class of its stock from the Company or the holders of such shares;

(d)  there shall be any subdivision or combination of the Common Stock;

(e)  there shall be any recapitalization, reorganization or reclassification of the share capital of the Company, or any consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or other entity; or

(f)  there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give, by first-class mail, postage prepaid, addressed to the Holder at the address of such Holder determined in accordance with the provisions of Section 4.1 (i) at least 10 days’ prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription or purchase rights or for determining rights to vote in respect of any such recapitalization, reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, (ii) in the case of any such recapitalization, reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least 10 days’ prior written notice of the date when the same shall take place, and (iii) promptly upon obtaining knowledge of any such offer to purchase shares of any class of its stock. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be, and such notice in accordance with the foregoing clause (iii) shall also specify in reasonable detail the terms of the offer to purchase.

III.  OWNERSHIP AND TRANSFER

3.1  Ownership of This Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of any permitted transfers.

3.2  Rights of Shareholder. This Warrant shall not entitle its holder to any of the rights of a shareholder of the Company until the Warrant shall have been exercised and the shares of Common Stock or other securities to which Holder is entitled pursuant to the exercise hereof shall have been issued.

3.3  Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and (a) in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or (b) in the case of mutilation, on surrender and cancellation of this Warrant, the Company shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount. The Holder shall reimburse the Company for all reasonable expenses incidental to replacement of this Warrant.

3.4  Transfer of Warrant. Subject to Section 3.5 below, the Warrant shall be freely transferable, subject to compliance with all applicable laws, including, but not limited to, the Securities Act of 1933, as amended (the “Act”). If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, this Warrant shall not be registered under the Act, the Company may require, as a condition of allowing such transfer, that the Holder of this Warrant furnish to the Company a written opinion of counsel (which counsel shall be reasonably acceptable to the Company, provided, that any law firm having at least 100 lawyers, including associates and partners, shall be deemed acceptable) to the effect that such transfer is exempt from or not subject to the registration requirements of Section 5 of the Act. Transfer of this Warrant and all rights hereunder, in whole or in part, in accordance with the foregoing provisions, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 1.2 or the office or agency designated by the Company pursuant to Section 4.1, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Following a transfer that complies with the requirements of this Section 3.4, the Warrant may be exercised by a new Holder for the purchase of shares of Common Stock regardless of whether the Company issued or registered a new Warrant on the books of the Company.

3.5  Right of First Refusal. Subject to the terms and conditions specified in this Article III, the Holder hereby grants to the Company a right of first refusal (the “Right of First Refusal”) with respect to any future sale, transfer or assignment by the Holder of this Warrant and the rights granted hereunder, in whole or in part. Each time the Holder proposes to offer this Warrant and the rights granted hereunder, in whole or in part, for sale, transfer or assignment (the “Offered Warrant”), the Holder will first make an offering of the Offered Warrant to the Company in accordance with the following provisions:

(a)  Notice. The Holder will deliver notice (the “Offer Notice”) to the Company stating (i) its bona fide intention to offer the Offered Warrant, and (ii) the price and terms upon which it proposes to offer the Offered Warrant; and

(b)  Mechanics. Within 20 days after its receipt of the Offer Notice (the “Election Period”), the Company may elect to purchase or obtain, at the price and on the terms specified in the Offer Notice, the Offered Warrant. If the Company elects to exercise its Right of First Refusal, the parties shall consummate the sale of the Offered Warrant within 20 days after the Company received the Offer Notice. In the event that the Company does not elect to purchase or obtain the Offered Warrant as specified in the Offer Notice within the Election Period, the Holder may, during the 90 calendar days following the expiration of the Election Period, sell the Offered Warrant to any person or persons at a price not less than 90% of the price, and upon terms no more favorable than those specified in the Offer Notice. If the Holder does not sell the Offered Warrant within such 90-calendar day period, then the right of first offer provided pursuant to this Section 3.5 will be deemed to be revived and the Offered Warrant will not be offered unless again reoffered to the Company in accordance with this Section 3.5. If, on the other hand, the Holder does sell the Offered Warrant to any person or persons within such 90-calendar day period and as otherwise provided in this Section 3.5, then the Company shall issue to such person or persons a new Warrant that shall not be subject to this Section 3.5.

IV.  MISCELLANEOUS PROVISIONS.

4.1  Address for Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered or forwarded to the Holder at the address set forth in the Transmittal Letter (as such term is defined in the Amendment Agreement) delivered to the Company by the Holder pursuant to the Amendment Agreement, or to such other address or number as shall have been furnished to the Company in writing by the Holder in accordance with this Section 4.1. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or forwarded to the Company at 2200 West Parkway Boulevard, Salt Lake City, Utah 84119, Attention: Val J. Christensen, General Counsel, Facsimile No.: (801) 817-8723, or to such other address or number as shall have been furnished to Holder in writing by the Company.

4.2  Timing of Notices. All notices, requests and approvals required by this Warrant shall be in writing and shall be conclusively deemed to be given (a) when hand-delivered to the other party; (b) when received if sent by facsimile at the address and number set forth above, provided, that notices given by facsimile shall not be effective unless either (i) a duplicate copy of such facsimile notice is promptly given by depositing the same in the mail, postage prepaid and addressed to the party as set forth below or (ii) the receiving party delivers a written confirmation of receipt for such notice by any other method permitted under this paragraph, and further provided, that any notice given by facsimile received after 5:00 p.m. (recipient’s time) or on a non-business day shall be deemed received on the next business day; (c) five business days after deposit in the United States mail, certified, return receipt requested, postage prepaid, and addressed to the party as set forth in Section 4.1 above; or (d) the next business day after deposit with an international overnight delivery service, postage prepaid, addressed to the party as set forth above with next business day delivery guaranteed, provided, that the sending party receives confirmation of delivery from the delivery service provider.

4.3  Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Utah as applied to agreements among Utah residents made and to be performed entirely within the State of Utah, without giving effect to the conflict of law principles thereof.

4.4  Waiver, Amendments and Headings. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (either generally or in a particular instance and either retroactively or prospectively). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the Issuance Date.

COMPANY:

FRANKLIN COVEY CO.

By:
Name:
Title:

EXHIBIT A

FORM OF NOTICE OF EXERCISE

[To be signed only upon exercise of the Warrant]

TO BE EXECUTED BY THE REGISTERED HOLDER

TO EXERCISE THE WARRANT

The undersigned hereby elects to purchase _______ shares of Common Stock of Franklin Covey Co. (the “Company”) pursuant to the terms of the attached Warrant [check one]:

[ ]
Cash Exercise. The undersigned has delivered $_______, the aggregate Warrant Price for _____ shares of the Company’s Common Stock purchased herewith, in full in cash or by certified or official bank check or wire transfer;

[ ]
Net Exercise. In exchange for the issuance of _______ shares of the Company’s Common Stock, the undersigned hereby agrees to surrender the right to purchase _______ shares of the Common Stock pursuant to the net exercise provisions set forth in Section 1.2(b) of the Warrant.

Please issue a certificate or certificates representing such shares in the name of the undersigned or in such other name as is specified below and in the denominations as is set forth below:

[Type name of Holder as it should appear on the stock certificate]

[Requested denominations - if no denomination is specified, a single certificate will be issued]

The initial address of such Holder to be entered on the books of the Company shall be:

By:
Print Name:
Title:
Dated:

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered owner of this Warrant for the purchase of shares of common stock of Franklin Covey Co. hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of common stock set forth below:

(Name and Address of Assignee)

(Number of Shares of Common Stock)

and does hereby irrevocably constitute and appoint ____________ attorney-in-fact to register such transfer on the books of the Company, maintained for the purpose, with full power of substitution in the premises.

Dated:

(Print Name and Title)

(Signature)

(Witness)

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.